UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 5, 2009
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32663 (Commission File Number)	86-0812139 (IRS Employer Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices, zip code)
(210) 832-3700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On October 5, 2009, CC Media Holdings, Inc., the indirect parent of Clear Channel Outdoor Holdings, Inc. (the “Company”), and Herbert W. Hill Jr. agreed that his service as Senior Vice President, Chief Accounting Officer and Assistant Secretary of the Company will end effective March 31, 2010. Following March 31, 2010, Mr. Hill has agreed to continue with the Company as Director of Special Accounting and Information Systems Operations for an additional year.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
Date: October 6, 2009	By:	/s/ Randall T. Mays
		Name:	Randall T. Mays
		Title:	Chief Financial Officer